REQUESTED BY                                                        EXHIBIT 10.3
WHEN RECORDED MAIL TO

NAME
STREET
ADDRESS
CITY
STATE
ZIP

                          ASSIGNMENT OF LEASE AGREEMENT

This Assignment of Lease Agreement is made and entered into this 1st day of March 2007, by and between ADVANCED KNOWLEDGE, INC. (hereinafter referred to as "Assignor") whose address is: _____________________________________________ and
PROGRESSIVE TRAINING, INC. (hereinafter referred to as "Assignor") whose address is: 17337 Ventura Boulevard, Suite 208 Encino, CA 91316

         WHEREAS, Assignor as Tenant and ENCINO GARDENS. LLC. a California limited liability company (hereinafter referred to as "Landlord") entered into a Lease Agreement dated July 24, 2003, a copy which is attached hereto as Exhibit "A" and by this reference incorporated herein for that certain property properly located at 17337 Ventura Boulevard, Suite 208 Encino, CA 91316 and legally described as follows:
                     -----------------------------------------------------------

--------------------------------------------------------------------------------
(hereinafter referred to as the "Leased Premises"); and

         WHEREAS. Assignor now desires to assign all of its rights, title and interest as the Tenant under said Lease to Assignee and Assignee desires to receive and accept such assignment.

         NOW. THEREFORE, it i agreed between the parties hereto as follows:

         1. In consideration of the sum of ($--------------) dollars and other valuable consideration. receipt of which is hereby acknowledged by Assignor. Assignor hereby assigns and transfers to Assignee all of its rights, title and interest in the lease and the leased premises and Assignee hereby accepts said assignment and hereby assumes and agrees to perform from and after the date this Agreement becomes effective, as a direct obligation to the Landlord, all of the terms and provisions of the Lease.

         2. The assignment of the Lease as provided for in this agreement shall take place on March 1, 2007 and Assignor shall give possession of the leased premises to Assignee on that date.

         3. A portion of the consideration for this Assignments is that Assignee hereby agrees to assume all of the obligations and perform all of the conditions and covenants of said Lease and Assignee hereby agrees to make all the payments provided for in said Lease now or hereafter


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to become due thereunder, including the payment of all rentals specified in said
Lease. If Assignee defaults under the Lease. Assignee shall indemnify and hold Assignor harmless from against damages resulting from any such default. If Assignee defaults in its obligations under the Lease and Assignor must pay rent or any other charges to the Landlord under the Lease due to such failure or fulfills any of Assignee's other obligations under the lease in order to cure or prevent assignee from being in default. Assignee shall immediately reimburse Assignor for the amount of rent or other amounts paid or costs incurred by Assignor to fulfill Assignee's obligations under the Lease or this Assignment of Lease Agreement, together with interest hereon at the rate of ten (10%) percent per annum.

         4. Assignor hereby represents to Assignee that the Lease is in full force and effect and that Assignor, as Tenant under said Lease, is not in default under any of the terms, conditions, and provisions contained in the Lease on the part of the Tenant to be kept and performed therein.

         5. The parties hereto acknowledge that Landlord now holds the sum of Two Thousand Three Hundred Sixty Four ($2,364.00 ) dollars as a security deposit and/or prepaid rent pursuant to Article ____ of the Lease, to be applied subject to the provisions of tho Lease. Assignor hereby releases all claims to said sum, and said sum shall be held by the Landlord for the benefit of Assignee subject to the provisions of the lease.

         6. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns. IN WITNESS WHEREOF, the parties hereto have executed this Assignment or Lease Agreement on the day and year first above written.


Assignor: ADVANCED KNOWLEDGE, INC.          Assignee: PROGRESSIVE TRAINING, INC.

By   /S/ BUDDY YOUNG                        By /S/ BUDDY YOUNG
  --------------------------------          ------------------------------------


I, ____________________ Landlord in the Lease described above, hereby consent to the above Assignment of Lease, provided that this consent shall not in any way he deemed to be a consent to any other assignment, and further provided that Assignor shall at all times remain liable for the performance of the terms and provisions of the Leese.

DATED: March 1, 2007

                                                   LANDLORD: Encino Gardens, LLC

                                                   By /S/ SINA COHEN
                                                   -----------------------------
                                                   Property Manager

                            EXHIBIT "A" TO ASSIGNMENT


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                 ENCINO GARDENS OFFICE BUILDING LEASE AGREEMENT

                                 BY AND BETWEEN

                               ENCINO GARDENS, LLC
                     a California Limited Liability Company

                                       AND

                            ADVANCED KNOWLEDGE, INC.,
                    d.b.a. Advanced Knowledge Training, Inc.

                              Dated: July 24, 2003

                       THE ENCINO GARDENS OFFICE BUILDING

                             OFFICE LEASE AGREEMENT

         In consideration of the rents and covenant hereinafter set forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the following described Premises upon the terms and conditions set forth below:

                          FUNDAMENTAL LEASE PROVISIONS

A.       Date:                      July 24, 2003

B.       Lessor:                    ENCINO  GARDENS,  LLC, a California  Limited
                                    Liability Company

C.       Lessee:                    ADVANCED KNOWLEDGE, INC.

D.       Lessee's Trade Name:       Advanced Knowledge Training, Inc.

E.       Use of Premises:           General Office Use

F.       Lease Term:                Twenty-four   (24)  Months,   Commencing  on
                                    September 1, 2003 ("Commencement  Date") and
                                    Expiring  on  August  31,  2005  (Expiration
                                    Date")

G.       Minimum  Rent:             09/01/03 to 08/31/04 $2,100.00 Per month
                                    09/01/04 to 08/31/05 $2,185.00 Per month

H.       Base Year:                 2003

I.       Escalation And Utility

Percentage:                         1.7%

J.       Premises:                  Suite  Number #208 (the  "Premises")  on the
                                    2nd  floor   located   at   "17337   Ventura
                                    Boulevard,  Encino,  California, as shown on
                                    the fl our plan  attached  hereto as Exhibit
                                    "A" and  approximately  1144 Rentable Square
                                    Feet. The Encino Gardens Office  Building is
                                    defined  as   "17327-17337   Ventura   Blvd.
                                    Encino.  California 91316 (the  "Building").
                                    Notwithstanding  the  stipulated   "rentable
                                    feet",  Lessee acknowledges that the Minimum
                                    Annual  Rent has been  agreed  upon  without
                                    regard to the  actual  rentable  feet of the
                                    Premises   or  the  Office   Building,   and
                                    accordingly shall not be adjusted even if the actual rentable feet of the Premises or Office Building is different.

K.       Notices Addresses:         To Lessor: ENCINO GARDENS, LLC
                                               17337 Ventura Blvd.,
                                               Office of the Building, Suite 103
                                               Encino, CA 91364
                                               (Tel) 818-592-0507

                                    To Lessee: ADVANCED KNOWLEDGE, INC.
                                               ATTN: Buddy Young
                                               17337 Ventura Blvd., Suite # 208
                                               Encino, CA 91316
                                               (Tel) 818-

L.       Security Deposit:          $2,185.00

M.       Parking:                   Lessee  shall have the right to use four (4)
                                    parking spaces in the Building Parking Lot at Building prevailing rate.

                            [page break in original]

                                      LEASE

1. Parties. This Lease, dated the 24th day of July, 2003 is made by and between ENCINO GARDENS, LLC a California Limited Liability Company ("Lessor"), and ADVANCED KNOWLEDGE, INC., d.b.a. Advanced Knowledge Training, Inc. ("Lessee").

2. Premises Lessor hereby leases to Lessee and Lessee hereby leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 17337 Ventura Boulevard, Suite # 208, Encino, California 91316. Said real property including the land and all improvements therein, are herein called "the Premises."

3.       Term.

         3.1 Term. The term of this Lease shall be for twenty-four (24) months, commencing on September 1, 2003 and expiring on August 31, 20005 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within 150 days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. 3.2 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.       Rent.

         4.1 Minimum Annual Rent. Lessee shall pay Minimum Annual Rent as stated in Fundamental Lease Provision "G" in twelve (12) equal monthly installments during each year, in advance, on the first day of each calendar month, commencing on the first day of the term of this Lease. If the lease term commences on a day other than the first day of a month, then the rent for the first fractional month shall be computed on a daily basis from the date of commencement to the end of such month. All rent shall be paid in lawful money of the United States of America and shall be paid without deduction off-set, prior notice or demand, at the office of the Buildings or such other place as Lessor may designate.

         4.2 Adjustment of Minimum Annual Rent. The minimum rent payable pursuant to Section 4.1 hereof shall be increased effective September 1, 2004 ("Adjustment Date").

         4.3 Additional Rent. Lessee shall pay as additional rent all other sums of money or charges required to be paid pursuant to the terms of this Lease, whether or not the same be designated "Additional Rent."

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $2,85.00 as security for Lessee's faithful performance of Lessee's obligations hereunder, If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount herein stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its

                            [page break in original]

general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessee's option, to the last assignee, if any, of Lessees interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. Said security deposit shall always be adjusted upward by twice the amount of any unpaid rental adjustments.

         In the event of any bankruptcy or other insolvency against Lessee, it is agreed that all such Security Deposit held hereunder shall be deemed to be applied by Lessor to rent, sales tax and other charges, due to Lessor for the last month of the Lease Term and each proceeding month until such Security Deposit is fully applied.

         LESSOR HEREBY ACKNOWLEDGES A SECURITY DEPOSIT IN THE AMOUNT OF $1,767.20 FROM A PREVIOUS LEASE. CONCURRENT WITH EXECUTION OF THIS LEASE, LESSEE SHALL PAY TO LESSOR $ 417.80 AS ADDITIONAL SECURITY DEPOSIT.

6        Use.

         6.1 Use. The Premises shall be used and occupied only for GENERAL OFFICE USE and for no other purpose.

                  Lessee shall not use or permit the Premises to be used for any other purpose without first obtaining Lessor's written consent. Nothing contained in this Lease by express statement or by implication, shall be deemed to grant to Lessee the exclusive rights to conduct or carry on in the Office Building the type of business referred to herein.

                  Lessee covenants and agrees that: it will not use or suffer or permit any person or person(s) to use the Premises or any part thereof in any unlawful manner or for any unlawful purposes. Lessor shall have the right to establish and make, and from time to time to change, alter and amend, and to enforce against Lessee and all persons upon the Premises such reasonable rules and regulations concerning the use of the Premises as Lessor may deem necessary or advisable. Lessee agrees to conform to and abide by such rules and regulations.

                  The initial rules for the operation of the Premises (to which Lessee hereby agrees) are set forth in Exhibit "B" attached hereto and by this reference made a part hereof.

                  Lessor specifically reserves the right to change the size, configuration, design, layout and all o1her aspects of the parking facility at any time, and Lessee acknowledges and agrees that Lessor may, without incurring any liability to Lessee and without abatement of rent under this Lease, from time to time, close-off or restrict access to the parking facility for the purposes of permitting or facilitating any such construction, alteration or improvements.

         6.2      Compliance With Law.

                  6.2.1 Lessor warrants to Lessee that the Premises, in its existing state, on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event that Lessee does not give to Lessor written notice of the violation of this warranty within one (1) year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist, and the correction of the same shall be the obligation of Lessee. The warranty contained in this paragraph
10.4 (b) shall be of no force or effect, if prior to the date of this Lease, Lessee was the occupant of the Premises.

                  6.2.2 Except as provided in paragraph 10.4 (b), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulation, orders, covenants and restrictions of record, and requirements in effect during the tenn or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

                            [page break in original]

         6.3 Condition of Premises. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business, except as stated herein.

7        Maintenance, Repairs and Alterations.

         7.1 Lessor's Obligations. Subject to the provisions of Paragraphs 6, 7.2 and 9, and except for damage caused by the negligent or intentional act or omission of Lessee, Lessee's agents, employee's or invitees in which event Lessee shall repair the damage, Lessor at Lessor's expense shall keep in good order, condition, and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of the notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

         7.2 Lessee's Obligations. Subject to the provisions of Paragraphs 6,7.1 and 9, Lessee at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof including, all electrical, and equipment within the Premises, fixtures, interior walls, and interior surface of exterior walls, ceilings, windows, doors, door locks, plate glass, located within the Premises, and signs located on the Premises or around the Premises.

         7.3 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment pursuant to Paragraph 12.10 (h) which repair shall include the patching and filling of holes and repair of structural damage.

         7.4 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after five (5) days prior written notice to Lessee (except in the case of any emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the reasonable and necessary cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable upon written notice and proof thereof as additional rental to Lessor together with Lessee's next rental installment.

         7.5      Alterations and Additions.

                  7.5.1 Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for non-structural alterations not exceeding $1,000 in costs. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air-conditioning, plumbing, and fencing. Lessor may require that the Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at no cost and expense to Lessor, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and material men's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                  7.5.2 Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a

                            [page break in original]

permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                  7.5.3 Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished, for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or material man's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon or secure Lessor for payment of same before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is in its best interest to do so.

                           7.5.4 Unless Lessor  requires their  removal,  as set
forth in Paragraph 7, all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term.

                           7.5.6  Except  for  any  initial  improvements  which
Lessor has expressly agreed to provide pursuant to Exhibit "C" attached hereto, Lessee is leasing the Premises "AS-IS" on the date hereof. The taking of possession by Lessee of the Premises shall be conclusive evidence as against Lessee that the Premises and the Building were in good and satisfactory condition at the time such possession was taken, subject to latent defects and deficiencies listed in writing by Lessee to Lessor within thirty (30) days after the date Lessee takes possession.

         7.6      Common Areas--Operating Cost.

                           7.6.1  Lessee  shall  pay to  Lessor at the times set
forth in this Paragraph Lessee's share of the increases in Lessor's operating costs for the building in which the Premises are located over the operating costs for calendar year 2003 ("Base").

                           7.6.2 Lessee's proportionate share of the increase in
operating costs shall be the ratio of the total increase in Lessor's operating costs that the total number of square feet in the Premises bears to the total number of rentable square feet in the building in which the Premises are located.

                           7.6.3  Lessor's  operating  costs  include,   without
limitation, all costs of any kind paid or incurred by Lessor in operating, maintaining, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air conditioning, and maintaining the Premises. The costs shall include, without limitation, and if applicable, utilities, supplies, janitorial services, employees' wages, social security and unemployment insurance contributions, union benefits, rubbish removal, maintenance and replacement of landscaping and premiums for public liability and property damage and fire and extended coverage insurance.

                           7.6.4  After the end of each  calendar  year,  Lessor
shall furnish to Lessee a
statement showing the total operating costs for the calendar year just ended, and Lessee's share of any increases. Lessee shall pay to Lessor the amount of Lessee's share of the increases within ten (10) days after Lessor furnishes the statement.

                           7.6.5  If  the  term  expires  on a date  other  than
December 31, Lessee's obligation under this Paragraph in the year in which the term expires shall be payable monthly in advance at the time minimum monthly rent is payable, and in lieu of the sums set forth in this Paragraph, Lessee shall pay to Lessor 1/12th of the sums due from Lessee to Lessor for the calendar year immediately preceding the year in which the term of this Lease expires.

                            [page break in original]

                           7.6.6   Lessor  may  request   from  Lessee   monthly
reimbursement, which shall be paid with the next monthly rental payment, for Lessee's share of total operating expenses as outlined herein.

                           7.6.7  After  the end of the  calendar  year in which
this Lease expires or terminates, Lessor shall furnish to Lessee a statement of the total operating costs for the calendar year, and of Lessee's share of any increases. If Lessee's share of operating cost increases for that calendar year exceeds the monthly payments made by Lessee, Lessee shall pay Lessor the deficiency within ten (10) days after receipt of the statement. If Lessees payments made during the calendar year exceed Lessee's share of operating cost increases, Lessor shall pay Lessee the excess at the time Lessor furnishes the statement to Lessee.

8.       Insurance Indemnity.

         8.1 Liability Insurance -Lessee. Lessee shall, at Lessees expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury, Property Damage insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises, and all areas appurtenant thereto in an amount not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence.

         8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classifications of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk" as such term is used in the insurance industry but not plate glass insurance).

         8.4      Payment of Premium Increases.

                           8.4.1  Lessee  shall pay to  Lessor,  during the term
hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under Paragraphs 8.2 and 8.3 over and above such premiums paid during the Base Period, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises or general rate increases.

                           8.4.2 Lessee shall pay any such premium  increases to
Lessor within Thirty (30) days after receipt by Lessee of a statement of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor's statement shall show the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this, Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

         8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be canceled or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor or Lessee as the case may be. The insuring party shall, at least thirty (30) days prior to the expiration of such policies, furnish the other party with renewals or "binder" thereof, or the other party may

                            [page break in original]

order such insurance and charge the cost thereof to the insuring party, which amount shall be payable upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3.

         8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under Paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessees use of the Premises, or from the conduct of Lessees business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation of Lessees part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all cost, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any such action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause except for the negligent acts of Lessor, and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from a condition arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the mews of repairing the same is inaccessible to Lessee. Lessee shall not be liable for any injury or damage caused by the negligent acts of Lessor.

9        Damage, Destruction, Obligation to Rebuild, Rent Abatement.

         9.1      Definitions.

                  9.1.1 "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the Went that the cost of repair is less than fifty percent (50%) of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair, is less than fifty percent (50%) of the fair market value of such building as a whole immediately prior to such damage or destruction.

                  9.1.2 "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

                  9.1.3 "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

         9.2 Partial Damage -Insured Loss. Subject to the provisions of Paragraphs 9.4,9.5 and 9.6, if at anytime during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not

                            [page break in original]

Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

         9.3 Partial Damage -Uninsured Loss. Subject to the provisions of Paragraphs 9.4,9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or give written notice to Lessee within Thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10)-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.4 Total Destruction. If at anytime during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

         9.5 Damage Near End of Term. If at anytime during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

         9.6      Abatement of Rent; Lessee Is Remedies.

                  9.6.1 In the event of damage  described in  Paragraphs  9.2 or
9.3 and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  9.6.2 If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.


         9.8 Waiver. Lessee hereby waives the provision of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the item leased is destroyed and agrees to be governed by the terms of this Lease.

                            [page break in original]


10       Real Property Taxes.

         10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in Paragraph 10.3 applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increased over the fiscal real estate year 2002/2003 . Such payment shall be made by Lessee within Thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

         10.2 Additional Improvements. Notwithstanding Paragraph 10. 1 hereof, Lessee shall pay to Lessor upon demand therefor, the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed on the Premises by Lessee or at Lessee's request.

         10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein included within the definition of "real property tax," or which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to tax or charge herein before included within the definition of real property tax by reason of such transfer, or which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 Joint Assessment. If the Premises are not separately assessed, Lessees liability shall bean equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5     Personal Property Taxes.

                  10.5.1 Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                  10.5.2 If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

         11. Utilities. Lessor shall pay for all water, gas, heat, light, power, services supplied to the Premises, together with any taxes thereon subject to reimbursement under paragraph "7.6". Notwithstanding anything contained herein to the contrary, Lessor shall supply the Premises during reasonable and usual business hours: (Monday through Friday, from 7:00 am and 7:00 pm) and (Saturday, from 8:00 am to 2:00 pm), except Holidays, as determined by the Lessor and subject to the Rules and Regulations of the Building, with normal heating, ventilation and cooling as reasonably required in the judgment of Lessor for the comfortable occupation of the Premises. If Lessor shall require HVAC service at any time other than during the business hours, Lessor shall furnish such after-hours service upon reasonable advance notice from Lessee to Lessor. Such after-hours HVAC service is presently at $ 20.00 per hour subject to increase from time to time at Lessor's sole discretion. All charges for extra after-hours HVAC services shall be due within ten (10) days after such billing.

12.      Assignment and Subletting.

         12.1 Lessor's Consent Required.Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises,

                            [page break in original]

without Lessors prior written consent, which Lessor shall not unreasonably withhold. The basis of a refusal of a proposed assignment may include but shall not be limited to an increase in use of hazardous substances on the Premises. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease. A transfer fee for such assignment or other transfer in an amount equal to Three Hundred Fifty Dollars ($350.00) shall be charged for each such transfer payable to Lessor. IN NO EVENT LESSEE MAY ASSIGN OR SUBLEASE ANY PORTION OF THE LEASED PREMISES TO ANY INDIVIDUAL OR ENTITY WHO HAS BEEN EVICTED BY AN UNLAWFUL DETAINER FROM THE PROPERTY AT 17327-17337 VENTURA BOULEVARD, ENCINO, CALIFORNIA. IN THE EVENT THIS CONDITION IS VIOLATED, AT THE SOLE DISCRETION OF LESSOR, THE LEASE SHALL BE TERMINATED AND LESSOR MAY PURSUE ALL LEGAL REMEDIES IN ACCORDANCE TO THE TERMS OF THE LEASE, AS ALLOWED BY LAW.

         12.2     Lessee Affiliate.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         12.4 Attorneys' Fees. In the event Lessee shall assignor sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable and necessary attorneys fees incurred in connection therewith, such attorney's fees not to exceed $500 for each such request.

13.      Defaults; Remedies.

         13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                  13.1.1 The vacating or abandonment of the Premises by Lessee.

                  13.1.2 The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor shall serve Lessee with a Notice to Pay or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph so long as service is in accordance with the time periods herein provided. On the third such occasion of Lessee's failure to make timely rental payments where such failure shall continue for a period of three
(3) days as outlined above, this shall be deemed a material breach of this Lease, and Lessor may elect upon not less than ten (10) days written notice to Lessee to terminate this Lease as of the date specified in such notice.

                  13.1.3 The failure by Lessee to observe or perform any of the material covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of twenty (20) calendar days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than twenty (20) calendar days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said twenty (20)-day period and thereafter diligently prosecutes such cure to completion.

                            [page break in original]


                  13.1.4 The making by Lessee of any general arrangement or assignment for the benefit of creditors; Lessee becomes a "debtor" as defined in

I I U.S.C. * 10 1 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessees interest in this Lease, where possession is not restored to Lessee within 30 days; or the attachment, execution or other judicial seizure of substantially all of Lesse's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1.4 is contrary to any applicable law, such provision shall be of no force or effect.

                  13.1.5 The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder, and any of them, was materially false.

                  13.1.6 The release or disposal of a hazardous substance on or around the Premises.

         13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with notice and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                  13.2.1 Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; cost of the clean up of any hazardous substance released; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                  13.2.2 Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  13.2.3 Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30)-day period and thereafter diligently prosecutes the same to completion. Provided, further, that no delay, default or other failure by Lessor to perform Lessor's obligations under the Lease shall waive, release or otherwise excuse Lessee from its monetary or other obligations under this Lease in any way whatsoever.

         13.4 Late Charge. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or any trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within nine (9) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair

                            [page break in original]

and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph 5 or any other provision of this Lease to the contrary.

         13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, for real property tax and insurance, based on last year's real property tax and insurance payments on the Premises, which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to satisfy any such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under the threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee. Lessor and Lessee hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits judgments and cost and expenses (including without limitation reasonable attorney fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than that specified herein.

                            [page break in original]

16.      General Provisions.

         16.1     Estoppel Certificate.

                  16.1.1 Lessee shall at anytime but not more often than once each calendar month, upon not less than ten (10) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessees knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed, and acknowledge such other matters as shall be requested by a financing Lender or a Buyer that is customarily requested in accordance with then prevailing Lending or purchasing practices. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises.

                  16.1.2 At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee that this Lease is in full force and effect, without modification except as maybe represented by Lessor, that there are no uncured defaults in Lessor's performance, and that not more than one (1) month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                  16.1.3 If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability in respect to Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

         16.3 Relocation of Premises. If the Premises leased hereunder are less than 3,000 square feet, Lessor may, at its option, elect by notice to Lessee to substitute for the Premises other office space in the Building (herein called "Substitute Premises") designated by Lessor; provided that the Substitute

Premises contain at least the same useable square foot area as the Premises. Lessee shall vacate and surrender the Premises and shall occupy the Substitute Premises promptly (and, in any event, not later than fifteen (15) days after Lessor has substantially completed the work to be performed by Lessor in the Substitute Premises pursuant to this Section 30.6- Base Rent for the Substitute Premises shall remain the same as the Premises. Lessee shall not be entitled to an abatement of Rent due to its relocation to the Substitute Premises, but Lessor shall, at Lessor's expenses: furnish and install in the Substitute Premises fixtures, equipment, improvements and appurtenances at least equal in kind and quality to those contained in the Premises; provide to Lessee personnel to perform, under Lessee's direction, the moving of Lessee's property; promptly reimburse Lessee for lessee's actual and reasonable out-of-pocket costs incurred by Lessee in connection with the relocation provided such costs are approved by Lessor in advance, which approval will not be unreasonably withheld. Lessee agrees to cooperate with Lessor to facilitate the prompt completion by Lessor of its obligations under this Section and the prompt surrender by Lessee of the Premises.

17. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18. Interest on Past-Due Obligations. Except as expressly herein provided, any amount due not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

                            [page break in original]

19.      Time of Essence. Time is of the essence.

20. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

21. Incorporation of Prior Agreements, Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease. Lessee hereby acknowledges that neither the real estate broker, listed in Paragraph 15 hereof, nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises except as provided herein. Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

22. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, Courier Service or certified mail and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address first set forth above. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes.

23. Waivers. No waiver by a party or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to tender unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24. Recording. Lessee shall, upon request of Lessee, execute, acknowledge and deliver to Lessee a "short form" memorandum of this Lease for recording purposes, and when appropriate, a memorandum of termination of this Lease.

25. Holding Over. If Lessee fails to vacate the Premises at the end of the Tern, then Lessee shall be a tenant at will and, in addition to all other damages and remedies to which Lessor may be entitled for such hold over, Lessee shall pay, in addition to the other rent, a daily Basic Rent equal to the greater of (a) one hundred fifty percent (150%) of the daily Basic Rent payable during the last month of the Tern, or (b) one hundred twenty-five percent (125%) of the prevailing rental rate in the Building for similar space. If Lessee fails to surrender the Premises upon Termination or Expiration of the Lease, in addition to any other liabilities to Lessor accruing therefrom, Lessee shall protect, defend, indemnify and hold Lessor harmless from all loss, costs, (including reasonable attorney's fees) and liability resulting from such failure, including without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Lessor resulting therefrom. The above conditions shall not be deemed to limit or constitute a waiver of any other rights or remedies provided to Lessor herein or at law. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Covenants and Conditions. Each provision of this Lease performed by Lessee shall be deemed both a covenant and a condition.

                            [page break in original]


28. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

29.      Subordination.

                  29.0.1 This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are apart and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                  29.0.2 Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder.

30. Attorneys' Fees. If either party consults an attorney regarding the enforcement of the provisions of the Lease, or if either party commences an action or proceeding against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the correct or prevailing party in such enforcement, action or proceeding and in any appeal in connection therewith shall be entitled to have and recover from the incorrect or unsuccessful party reasonable attorneys' and expert's fees, court costs, expenses and other costs of investigation and preparation. If such correct or prevailing party recovers a judgement in any such action, proceeding or appeal, such attorneys' and experts fees, costs and expenses shall be included in and as a part of such judgment

31. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times, upon notice to Lessee, for the purpose of inspecting the same, showing the same to lenders, and making such alternations, repairs, improvements or additions to the Premises or to the building of which they are a part as are necessary. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, a without rebate of rent or liability to Lessee.

32. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33. Signs. Lessee shall not place any sign upon the Premises or within view of the common areas of the Building without Lessor's prior written consent.

34. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenants or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenants.

35. Consents. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld, delayed or conditioned.

36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same monetary obligations as Lessee under this Lease.

                            [page break in original]

37. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions of Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are duly authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

38. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures.

39. Easements. Lessor reserves to itself the right, from time to time, to grant such reasonable easements, rights, dedications that Lessor deems necessary and to cause the recording of Parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

40. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said parry shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease, along with interest thereon at the highest lawful rate and reasonable and necessary attorney's fees and any damages caused thereby.

41. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

42. Confidentiality. Lessee acknowledges that the terms and conditions of this Lease are to remain confidential for Lessor's benefit, and may not be disclosed by Lessee to anyone, by any manner or means, directly or indirectly, without Lessor's prior written consent. The consent by Lessor to any disclosure shall not be deemed to be a waiver on the part of Lessor of any prohibition against any future disclosure

43. Conflict. Any conflict between the printed provision of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provision.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

         /s/                                       /s/
         -----------------------                   ----------------------------
Lessor:  ENCINO GARDENS, LLC              Lessee:  ADVANCED KNOWLEDGE, INC.
         a California limited                      d.b.a. Advanced Knowledge
         liability company                         Training, Inc.

                                   EXHIBIT "A

                                [map of premises]

                                    EXHIBIT B
                                       TO
                       THE ENCINO GARDENS OFFICE BUILDING
                             OFFICE LEASE AGREEMENT

                              RULES AND REGULATIONS

         Attached to and forming a part of a lease between ENCINO GARDENS, LLC, as Lessor ("Landlord"), and, ADVANCED KNOWLEDGE, INC., D.B.A. ADVANCED KNOWLEDGE TRAINING, INC., as Lessee ("Tenant").

         1. The entrances, halls, corridors, stairways, retail arcade walkways, exits, and elevators shall not be obstructed by any of the tenants or used for any purpose other than for ingress and egress from their respective premises. The entrances, halls, corridors, stairways, retail arcade walkways, exits, and elevators are not intended for use by the general public but for the tenant and its employees, licensees and invitees. Lessor reserves the right to control and operate the public portions of the Building and the public facilities as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally. No tenant shall invite to the tenants premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by any other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose.

         2. Lessor may refuse admission to the Building outside of Business Hours on Business Days (as such terms are defined in the Lease) to any person not producing identification satisfactory to Lessor. If Lessor issues identification passes, Lessee shall be responsible for all persons for whom it issues any such pass and shall be liable to Lessor for all acts or omissions of such persons.

         3. No tenant shall obtain or accept for use in its premises ice, food, beverages, cleaning or other similar services from any persons reasonably prohibited in writing from furnishing such services. Such services shall be furnished only at such hours, and under such reasonable regulations, as may be fixed by Lessor from time to time.

         4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or its employees, agents, contractors, licensees or invitees, shall be paid by such tenant.

         5. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens, if any, which are different from the standards adopted by Lessor for the Building shall be attached to or hung in any exterior window or door of the premises of any tenant without the prior written consent of Lessor.

         6. No sign, placard, picture, name lettering, advertisement, notice or object visible from the exterior of any lessee's premises shall be displayed in or on the exterior windows or doors, or on the outside of any lessee's premises, or at any point inside any tenants premises where the same might be visible outside of such premises, without the prior written consent of Lessor. Lessor shall adopt and furnish to tenants general guidelines relating to signs inside the Building. Lessee shall conform to such guidelines. All approved signs or lettering shall be prepared, printed, affixed, or inscribed at the expense of the tenant and shall be of a size, color and style acceptable to Lessor.

         7. The windows that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

         8. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, no placed in the halls, corridors or vestibules.

                            [page break in original]


         9. No bicycles, vehicles, animals, fish or birds of any kind shall he brought into or kept in or about the premises of any tenant or the Building.

         10. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Lessor, might disturb other tenants in the Building, shall be made or permitted by any tenant.

         11. No tenant, nor any tenant's contractors, employees, agents, visitors, invitees or licensees, shall at any time bring into or keep upon the premises or the Building any flammable, combustible, explosive, environmentally hazardous or otherwise dangerous fluid, chemical or substance.

         12. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or mechanism thereof which shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant's premises and toilet rooms shall be procured only from the Lessor who may make a reasonable charge therefor.

         13. All movement of freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Lessor or its agent may determine from time to time. Any labor and engineering costs incurred by Lessor in connection with any moving herein specified, shall be paid by Lessee to Lessor, on demand.

         14. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer, public typist, printer or photocopier without the prior written consent of Lessee. No tenant shall use its premises, or permit any part thereof to be used, for manufacturing or the sale at retail or auction of merchandise, goods or property of any kind or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco, in any form, or as a barber, beauty or manicure shop, or as school.

         15. Lessor shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant' s, premises. If, in the judgment of Lessor, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Lessor shall determine.

         16. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenants premises without Lessor's prior written consent which consent shall not be unreasonably withheld or delayed, and in no case shall any machines or mechanical equipment be so placed or operated as to disturb other tenants. Machines and mechanical equipment which may be permitted to be installed and used in tenant' s premises shall be equipped, installed and maintained so as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

         17. Lessor, it contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

         18. No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

         19. The requirements of tenants for any services by Lessor will be attended to only upon prior application to the Lessor. Employees of Lessor shall not perform any work or do anything outside of their regular duties, unless under special instructions from Lessor.

         20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         21. Without the prior written consent of Lessor, no tenant shall sell newspapers, magazines, periodicals, theater, or travel tickets or other goods or merchandise to the general public in or on tenanfs premises nor shall any tenant use or permit the use of any sidewalk or any area of the retail arcade for any similar purpose.

                            [page break in original]

         22. Each tenant shall store its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City of Los Angeles without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Lessor shall designate. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the premises of any tenant except as is expressly permitted in such tenant's lease.

         23. No bankruptcy, going out of business, liquidation or other form of distress sale shall be held on any of tenant' s premises. No sales shall be held outside of any tenant's premises. No advertisement shall be done by loudspeaker, barkers, flashing lights or displays or other methods not consistent with the character of a high-quality office building.

         24. Nothing shall be done or permitted in any tenants premises, and nothing shall be brought into or kept in any tenants premises, which would impair or interfere with the economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Lessor, might cause any such impairment or interference.

         25. No acids, vapors or other similar caustic materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building. The water and wash closets and other plumbing fixtures in or servicing any tenant! s premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, invitees, visitors or licensees shall have caused the same.

         26. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors to the tenant's premises shall not be Jeff open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.

         27. Window coverings for all windows in each tenant's premises above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

         28. Lessor reserves the right to rescind, modify, alter or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants generally, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Lessor shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

         29. Lessor reserves the right to add to, modify or otherwise change these Rules and Regulations. Such changes shall become effective when written notice thereof is provided to tenants of the Building.

                                    EXHIBIT C
                                       TO
                      ENCINO GARDENS OFFICE LEASE AGREEMENT
                            TENANT FINISH-WORK: AS-IS

         Lessee hereby accepts the Premises in their "AS-IS" condition, and Lessor shall have no obligation to perform any work therein (including, without limitation, demolition of any improvements existing therein or construction of tenant finish-work or other improvements therein), and shall not be obligated to reimburse Lessee or provide an allowance for any costs related to the demolition or construction of improvements therein, except for the following improvements to the Premises, which Lessor shall make at its cost and expense:

         1)       Install laminated wood floor covering in office 41.

         2)       Replace the damaged mini blinds in office #1.

         3) Install an additional electrical plug in office #1, as indicated in Exhibit A.

         4) Make the necessary adjustment to the HVAC for proper and independent operation of the system within the Premises.

         5)       Patch and paint the walls  (color:  D.E.  EGGSHELL ) PURE GRAY
                  DE1077

LESSEE SHALL IN A TIMELY MANNER AND AT LESSEE'S SOLE COST AND EXPENSE INSTALL. THE TELECOMMUNICATION SYSTEM, AND CARPETING.